July 22, 2002

                                MPAM FUNDS TRUST

                     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 22, 2002

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE SECOND PARAGRAPH CONTAINED IN THE SECTION ENTITLED "SHAREHOLDER SERVICES - FUND EXCHANGES."

      Investor shares and Dreyfus Premier shares also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). With respect to Investor shares exchanged into an Exchange Account, exchanges of shares from the Exchange Account only can be made into the Investor share class of a Fund. With respect to Dreyfus Premier shares exchanged into an Exchange Account, exchanges of shares from the Exchange Account only can be made into the Dreyfus Premier share class of a Dreyfus Premier Class Fund or into Class B shares of certain other funds managed or administered by the Investment Adviser or its affiliates. With respect to Dreyfus Premier shares, no CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.